UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 14, 2008

DUKE REALTY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-9044	35-1740409
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On February 14, 2008, Duke Realty Corporation (the “Company”) entered into a Terms Agreement (including the related Underwriting Agreement, dated as of August 17, 2006, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company an aggregate of 11,000,000 depositary shares, each representing 1/10 of a 8.375% Series O Cumulative Redeemable Preferred Share (par value $0.01) (collectively, the “Series O Preferred Shares”).  The Company also granted the Underwriters a 30-day option to purchase an additional 1,650,000 Depositary Shares.  The Depositary Shares and the Series O Preferred Shares were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s and Duke Realty Limited Partnership’s automatic shelf registration statement on Form S-3 (Registration Statement No. 333-136173) (as may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Terms Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the information in the Terms Agreement is incorporated into this Item 1.01 by this reference.

Item 8.01.              Other Events.

In connection with the offering of the Depositary Shares, the Company included the following updated information in the preliminary Prospectus Supplement, filed with the Commission on February 13, 2008, pursuant to Rule 424(b)(3) under the Securities Act and the final Prospectus Supplement, dated February 14, 2008, filed with the Commission on February 15, 2008, pursuant to Rule 424(b)(5), pursuant to which the Depositary Shares were offered:

RATIO OF EARNINGS TO COMBINED FIXED CHARGES

AND PREFERRED STOCK DIVIDENDS

The following table shows Duke’s ratios of earnings to combined fixed charges and preferred stock dividends for the periods shown:

Three Months Ended September 30, 2007	1.05
Year Ended December 31, 2006	1.27
Year Ended December 31, 2005	1.53
Year Ended December 31, 2004	1.71
Year Ended December 31, 2003	1.75
Year Ended December 31, 2002	1.75

For purposes of computing these ratios, earnings have been calculated by adding fixed charges, excluding capitalized interest, to income (loss) from continuing operations before gains or losses on property sales.  Fixed charges consist of interest costs, whether expensed or capitalized, the interest component of rental expense and amortization of debt issuance costs.

Item 9.01.              Financial Statements and Exhibits.

The Terms Agreement listed below and filed as Exhibit 1.1 to this Report also is being filed pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement.  This Form 8-K is incorporated by reference into the Registration Statement, and, as such, the Company is filing the Terms Agreement to cause it to be incorporated by reference into the Registration Statement as an exhibit thereto.   By filing this Report, and the exhibit hereto, however, neither the Company nor Duke Realty Limited

Partnership believes that any of the information set forth herein or in the exhibit hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit
Number	Description
1.1

Terms Agreement, dated as of February 14, 2008 (including the related Underwriting Agreement, dated as of August 17, 2006, attached as Annex A thereto and made a part thereof), by and among Duke Realty Corporation and the several underwriters named in the Terms Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

February 21, 2008	By:	/s/ Tammi D. Parker
		Name:	Tammi D. Parker
		Title:	Vice President, Legal and Assistant Secretary